NUMBER                                                                    SHARES

NY

                                 [ILLUSTRATION]
COMMON STOCK                                                        COMMON STOCK

                                                               CUSIP 282636 10 9

INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE

                                ECKO GROUP, INC.



                    [COUNTERSIGNED AND REGISTERED
                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                        (NEW YORK, NEW YORK)     TRANSFER AGENT
                    BY                                            AND REGISTRAR]


     THIS CERTIFIES THAT                                             SEE REVERSE
                                                                     FOR CERTAIN
                                                                     DEFINITIONS






     IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH,
                             OF THE COMMON STOCK OF

               ECKO GROUP, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation and any amendments thereto, to all of which the holder by acceptance hereof assents.
          This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
          Witness the seal of the Corporation and the signatures of its duly authorized officers.

                                                              AUTHORIZED OFFICER

Dated     5-15-97                                 5-15-97

          /s/ XXXX XXXX XXXXXX                    /s/ XXXXXXXX XXXXXXX

                     SECRETARY                           CHAIRMAN, CEO

                        [ECKO GROUP, INC. CORPORATE SEAL]




(C) SECURITY-COLUMBIAN  UNITED STATES BANKNOTE COMPANY

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Amended and Restated Rights Agreement between Ekco Group, Inc. (formerly known as Centronics Corporation) and American Stock Transfer & Trust Company dated as of March 21, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Ekco Group, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Ekco Group, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights issued to Acquiring Persons or Associates or Affiliates thereof (as defined in the Rights Agreement) may become null and void.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                    UNIF GIFT MION ACT          Custodian
     TEN ENT - as tenants by the entireties                              -----------------------------
     JT TEN  - as joint tenants with right of                               (Cust)           (Minor)
               survivorship and not as tenants                           under Uniform Gifts to Minors
               in common                                                 Act
                                                                            -------------
                                                                               (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,_________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OR ASSIGNEE
--------------------------------------

--------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________SHARES
OF THE CAPTIAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT.

________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED______________________________________



                                   _____________________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                           CORRESPOND WITH THE NAME AS WRITTEN
                                           UPON THE FACE OF THE CERTIFICATE IN
                                           EVERY PARTICULAR, WITHOUT ALTERATION
                                           OR ENLARGEMENT OR ANY CHANGE
                                           WHATEVER.


     SIGNATURE(S) GUARANTEED: __________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.